EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
December 31, 2022

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2021 is derived from or agrees to audited financial information. During the 2021 first quarter, the Company changed its presentation of ‘income (loss) from operating affiliates’ on its consolidated statements of income for all periods presented to reclass such item from ‘other income (loss)’. The Company also changed its presentation of ‘investment in operating affiliates’ on its consolidated balance sheet for all periods presented to reclass such item from ‘other assets’. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.
In March 2014, the Company invested $100.0 million to acquire common equity and a warrant to purchase additional common equity of Somers Group Holdings Ltd. (formerly Watford Holdings Ltd.), (“Somers”). In accordance with GAAP, the Company consolidated the results of Somers in its financial statements. Somers was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Somers, through June 30, 2021. As such, 100% of the results of Somers were included in the Company’s consolidated financial statements as of and for the periods ended June 30, 2021. The portion of Somers’ earnings owned by third parties was recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, through June 30, 2021 the Company reflected Somers’ redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’. In July 2021, the Company announced the completion of the previously disclosed acquisition of Somers by Greysbridge. Based on the governing documents of Greysbridge, the Company has concluded that, while it will retain significant influence over Somers, Somers no longer constitutes a variable interest entity. Accordingly, effective July 1, 2021, Arch no longer consolidates the results of Somers in its consolidated financial statements and footnotes.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; uncertainty relating to determination of the London Inter-bank Offered Rate (“LIBOR”) and the phasing out and replacement of LIBOR with alternative benchmark rates; a disruption caused by cyber-attacks or other technology breaches or failures on the Company or the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Year Ended
	December 31,			December 31,
	2022	2021	Change	2022	2021	Change
Underwriting results:
Gross premiums written	$3,795,262	$2,861,575	32.6%	$15,326,447	$12,463,788	23.0%
Net premiums written	3,034,636	2,034,427	49.2%	11,077,189	8,663,635	27.9%
Net premiums earned	2,760,919	2,083,630	32.5%	9,678,077	7,750,330	24.9%
Underwriting income (loss) (2)	734,264	471,611	55.7%	1,796,032	1,239,740	44.9%

Loss ratio	45.0%	47.8%	(2.8)	51.9%	55.8%	(3.9)
Acquisition expense ratio	18.1%	17.2%	0.9	18.0%	16.0%	2.0
Other operating expense ratio	10.4%	12.6%	(2.2)	11.7%	12.5%	(0.8)
Combined ratio	73.5%	77.6%	(4.1)	81.6%	84.3%	(2.7)

Net investment income	$181,079	$90,454	100.2%	$496,547	$346,808	43.2%
Per diluted share	$0.48	$0.23	108.7%	$1.31	$0.87	50.6%

Net income available to Arch common shareholders	$849,504	$613,081	38.6%	$1,436,197	$2,093,405	(31.4)%
Per diluted share	$2.26	$1.58	43.0%	$3.80	$5.23	(27.3)%

After-tax operating income available to Arch common shareholders (2)	$805,922	$493,257	63.4%	$1,840,389	$1,434,930	28.3%
Per diluted share	$2.14	$1.27	68.5%	$4.87	$3.58	36.0%

Comprehensive income (loss) available to Arch	$1,105,345	$509,482	117.0%	$(104,637)	$1,603,354	(106.5)%

Net cash provided by operating activities	$981,510	$800,004	22.7%	$3,815,227	$3,380,701	12.9%

Weighted average common shares and common share equivalents outstanding — diluted	375,878,279	388,869,378	(3.3)%	377,609,767	400,345,936	(5.7)%

Financial measures:
Change in book value per common share during period	9.9%	3.5%	6.4	(2.8)%	10.7%	(13.5)

Annualized net income return on average common equity	29.5%	19.4%	10.1	11.6%	16.7%	(5.1)
Annualized operating return on average common equity (2)	28.0%	15.6%	12.4	14.8%	11.5%	3.3

Total return on investments (3)	2.60%	0.39%	221 bps	(6.45)%	1.90%	-835 bps

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(3)Total return on investments includes investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Revenues
Net premiums earned	$2,760,919	$2,470,750	$2,325,775	$2,120,633	$2,083,630	$9,678,077	$8,082,298
Net investment income	181,079	128,640	106,392	80,436	90,454	496,547	389,118
Net realized gains (losses)	79,932	(183,673)	(266,579)	(292,414)	59,517	(662,734)	379,845
Other underwriting income	1,283	3,077	2,970	5,897	3,160	13,227	22,073
Equity in net income (loss) of investment funds accounted for using the equity method	40,351	(18,861)	58,061	36,305	67,132	115,856	366,402
Other income (loss)	8,321	(13,684)	(11,777)	(9,025)	9,093	(26,165)	10,244
Total revenues	3,071,885	2,386,249	2,214,842	1,941,832	2,312,986	9,614,808	9,249,980

Expenses
Losses and loss adjustment expenses	(1,241,330)	(1,682,696)	(1,102,656)	(1,000,835)	(995,853)	(5,027,517)	(4,584,803)
Acquisition expenses	(500,515)	(447,587)	(413,319)	(378,159)	(357,539)	(1,739,580)	(1,303,178)
Other operating expenses	(286,093)	(274,747)	(277,392)	(289,943)	(261,787)	(1,128,175)	(998,595)
Corporate expenses	(17,820)	(17,710)	(27,620)	(32,332)	(18,150)	(95,482)	(79,157)
Amortization of intangible assets	(25,722)	(26,104)	(27,207)	(27,167)	(33,132)	(106,200)	(82,955)
Interest expense	(31,700)	(33,063)	(32,795)	(32,708)	(32,248)	(130,266)	(139,470)
Net foreign exchange gains (losses)	(81,224)	90,509	87,775	3,845	3,163	100,905	41,529
Total expenses	(2,184,404)	(2,391,398)	(1,793,214)	(1,757,299)	(1,695,546)	(8,126,315)	(7,146,629)

Income (loss) before income taxes and income (loss) from operating affiliates	887,481	(5,149)	421,628	184,533	617,440	1,488,493	2,103,351
Income tax (expense) benefit	(60,919)	14,900	(22,323)	(11,619)	(34,406)	(79,961)	(128,582)
Income (loss) from operating affiliates	36,226	8,507	4,640	24,518	40,641	73,891	264,693
Net income (loss)	862,788	18,258	403,945	197,432	623,675	1,482,423	2,239,462
Net (income) loss attributable to noncontrolling interests	(3,100)	(1,157)	399	(1,632)	(410)	(5,490)	(82,613)
Net income (loss) attributable to Arch	859,688	17,101	404,344	195,800	623,265	1,476,933	2,156,849
Preferred dividends	(10,184)	(10,184)	(10,184)	(10,184)	(10,184)	(40,736)	(48,343)
Loss on redemption of preferred shares	—	—	—	—	—	—	(15,101)
Net income (loss) available to Arch common shareholders	$849,504	$6,917	$394,160	$185,616	$613,081	$1,436,197	$2,093,405

Comprehensive income (loss) available to Arch	$1,105,345	$(616,461)	$(204,476)	$(389,045)	$509,482	$(104,637)	$1,603,354

Net income (loss) per common share and common share equivalent
Basic	$2.32	$0.02	$1.07	$0.50	$1.62	$3.90	$5.34
Diluted	$2.26	$0.02	$1.04	$0.48	$1.58	$3.80	$5.23

Weighted average common shares and common share equivalents outstanding
Basic	365,902,520	365,190,527	369,241,193	374,243,812	379,431,442	368,612,197	391,748,715
Diluted	375,878,279	373,727,277	377,952,988	384,194,363	388,869,378	377,609,767	400,345,936

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Assets
Investments:
Fixed maturities available for sale, at fair value	$19,682,789	$18,120,727	$17,585,029	$17,648,853	$17,998,109
Short-term investments available for sale, at fair value	1,331,662	1,940,857	2,227,874	2,332,624	1,734,716
Equity securities, at fair value	859,969	809,869	772,689	1,002,572	1,804,170
Other investments	1,644,197	1,578,751	1,634,368	1,686,666	1,973,550
Investments accounted for using the equity method	3,774,310	3,565,946	3,496,341	3,325,543	3,077,611
Total investments	27,292,927	26,016,150	25,716,301	25,996,258	26,588,156
Cash	855,118	813,583	813,548	812,917	858,668
Accrued investment income	158,680	116,263	116,102	82,607	85,453
Investment in operating affiliates	964,604	891,212	967,603	1,144,255	1,135,655
Premiums receivable	3,624,777	3,579,380	3,634,182	3,223,504	2,633,280
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	6,563,654	6,356,456	5,938,511	5,941,000	5,880,735
Contractholder receivables	1,731,293	1,735,730	1,758,018	1,810,199	1,828,691
Ceded unearned premiums	1,799,197	2,115,539	2,123,915	1,951,960	1,729,455
Deferred acquisition costs	1,263,870	1,122,711	1,069,845	1,001,866	901,841
Receivable for securities sold	12,493	27,042	157,329	116,633	60,179
Goodwill and intangible assets	804,289	806,655	868,014	926,427	944,983
Other assets	2,919,605	2,756,383	2,555,826	2,670,315	2,453,849
Total assets	$47,990,507	$46,337,104	$45,719,194	$45,677,941	$45,100,945

Liabilities
Reserve for losses and loss adjustment expenses	$20,031,943	$19,288,291	$18,194,324	$18,109,107	$17,757,156
Unearned premiums	7,337,002	7,271,279	7,145,297	6,737,779	6,011,942
Reinsurance balances payable	1,529,919	1,669,592	1,634,700	1,510,906	1,583,253
Contractholder payables	1,733,984	1,738,089	1,761,023	1,813,930	1,832,127
Collateral held for insured obligations	249,238	254,720	251,063	244,502	242,352
Senior notes	2,725,410	2,725,153	2,724,896	2,724,642	2,724,394
Payable for securities purchased	95,041	174,769	292,106	176,452	64,850
Other liabilities	1,367,068	1,411,193	1,289,760	1,431,271	1,329,742
Total liabilities	35,069,605	34,533,086	33,293,169	32,748,589	31,545,816

Redeemable noncontrolling interests	10,829	8,908	8,459	9,763	9,233

Shareholders’ equity
Non-cumulative preferred shares	830,000	830,000	830,000	830,000	830,000
Common shares	654	652	652	651	648
Additional paid-in capital	2,211,444	2,186,599	2,170,661	2,134,241	2,085,075
Retained earnings	15,892,065	15,042,561	15,035,644	14,641,484	14,455,868
Accumulated other comprehensive income (loss), net of deferred income tax	(1,646,170)	(1,891,827)	(1,258,265)	(649,445)	(64,600)
Common shares held in treasury, at cost	(4,377,920)	(4,372,875)	(4,361,126)	(4,037,342)	(3,761,095)
Total shareholders’ equity	12,910,073	11,795,110	12,417,566	12,919,589	13,545,896
Total liabilities, noncontrolling interests and shareholders’ equity	$47,990,507	$46,337,104	$45,719,194	$45,677,941	$45,100,945

Common shares and common share equivalents outstanding, net of treasury shares	370,345,997	369,321,990	369,346,815	375,730,891	378,923,894
Book value per common share (1)	$32.62	$29.69	$31.37	$32.18	$33.56
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Non-cumulative preferred shares
Balance at beginning of period	$830,000	$830,000	$830,000	$830,000	$830,000	$830,000	$780,000
Preferred shares issued	—	—	—	—	—	—	500,000
Preferred shares redeemed	—	—	—	—	—	—	(450,000)
Balance at beginning and end of period	$830,000	$830,000	$830,000	$830,000	$830,000	$830,000	$830,000

Common shares
Balance at beginning of period	652	652	651	648	648	648	643
Common shares issued, net	2	—	1	3	—	6	5
Balance at end of period	654	652	652	651	648	654	648

Additional paid-in capital
Balance at beginning of period	2,186,599	2,170,661	2,134,241	2,085,075	2,061,906	2,085,075	1,977,794
Issue costs on preferred shares	—	—	—	—	—	—	(14,179)
Reversal of original issue costs on redeemed preferred shares	—	—	—	—	—	—	15,101
Amortization of share-based compensation	7,597	13,518	21,137	45,368	14,774	87,620	86,053
All other	17,248	2,420	15,283	3,798	8,395	38,749	20,306
Balance at end of period	2,211,444	2,186,599	2,170,661	2,134,241	2,085,075	2,211,444	2,085,075

Retained earnings
Balance at beginning of period	15,042,561	15,035,644	14,641,484	14,455,868	13,842,787	14,455,868	12,362,463
Net income	862,788	18,258	403,945	197,432	623,675	1,482,423	2,239,462
Amounts attributable to noncontrolling interests	(3,100)	(1,157)	399	(1,632)	(410)	(5,490)	(82,613)
Preferred share dividends	(10,184)	(10,184)	(10,184)	(10,184)	(10,184)	(40,736)	(48,343)
Loss on redemption of preferred shares	—	—	—	—	—	—	(15,101)
Balance at end of period	15,892,065	15,042,561	15,035,644	14,641,484	14,455,868	15,892,065	14,455,868

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(1,891,827)	(1,258,265)	(649,445)	(64,600)	49,184	(64,600)	488,895
Change in unrealized appreciation (decline) in value of available-for-sale investments	160,696	(563,174)	(540,295)	(582,077)	(103,391)	(1,524,850)	(487,809)
Change in foreign currency translation adjustments	84,961	(70,388)	(68,525)	(2,768)	(10,393)	(56,720)	(65,686)
Balance at end of period	(1,646,170)	(1,891,827)	(1,258,265)	(649,445)	(64,600)	(1,646,170)	(64,600)

Common shares held in treasury, at cost
Balance at beginning of period	(4,372,875)	(4,361,126)	(4,037,342)	(3,761,095)	(3,396,999)	(3,761,095)	(2,503,909)
Shares repurchased for treasury	(5,045)	(11,749)	(323,784)	(276,247)	(364,096)	(616,825)	(1,257,186)
Balance at end of period	(4,377,920)	(4,372,875)	(4,361,126)	(4,037,342)	(3,761,095)	(4,377,920)	(3,761,095)

Total shareholders’ equity	$12,910,073	$11,795,110	$12,417,566	$12,919,589	$13,545,896	$12,910,073	$13,545,896

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Operating Activities
Net income (loss)	$862,788	$18,258	$403,945	$197,432	$623,675	$1,482,423	$2,239,462
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(91,112)	187,407	266,060	289,213	(60,054)	651,568	(427,367)
Equity in net (income) or loss of investment funds accounted for using the equity method and other income or loss	46,752	62,590	55,235	(11,420)	(91,400)	153,157	(464,050)
Amortization of intangible assets	25,722	26,104	27,207	27,167	33,132	106,200	82,955
Share-based compensation	7,599	13,511	21,139	45,379	14,791	87,628	87,094
Changes in:
Reserve for losses and loss adjustment expenses, net	335,931	918,602	358,528	275,954	213,979	1,889,015	1,762,190
Unearned premiums, net	273,717	253,024	358,864	513,507	(49,203)	1,399,112	936,039
Premiums receivable	(13,488)	(9,951)	(485,099)	(600,691)	161,884	(1,109,229)	(685,214)
Deferred acquisition costs	(131,690)	(68,466)	(76,912)	(96,999)	(15,277)	(374,067)	(263,243)
Reinsurance balances payable	(163,927)	56,323	146,117	(74,022)	(118,506)	(35,509)	500,065
Other items, net	(170,782)	(77,653)	(172,679)	(13,957)	86,983	(435,071)	(340,376)
Net cash provided by operating activities	981,510	1,379,749	902,405	551,563	800,004	3,815,227	3,427,555
Investing Activities
Purchases of fixed maturity investments	(3,325,173)	(3,359,345)	(2,978,292)	(6,727,665)	(5,581,835)	(16,390,475)	(35,451,858)
Purchases of equity securities	(10,265)	(131,160)	(246,958)	(408,615)	(196,529)	(796,998)	(1,175,480)
Purchases of other investments	(450,358)	(349,715)	(303,725)	(616,659)	(509,040)	(1,720,457)	(1,859,096)
Proceeds from sales of fixed maturity investments	1,853,586	1,911,450	2,025,616	6,053,352	3,509,653	11,844,004	33,577,445
Proceeds from sales of equity securities	14,308	49,596	389,956	1,100,256	222,512	1,554,116	918,145
Proceeds from sales, redemptions and maturities of other investments	145,393	212,346	292,992	570,341	277,614	1,221,072	1,765,533
Proceeds from redemptions and maturities of fixed maturity investments	136,655	133,791	203,320	240,753	394,343	714,519	1,628,755
Net settlements of derivative instruments	37,529	(61,509)	(42,328)	(2,510)	27,758	(68,818)	(40,072)
Net (purchases) sales of short-term investments	619,229	288,012	70,760	(510,752)	1,338,070	467,249	165,272
Purchase of operating affiliate, net	—	—	—	—	—	—	(753,916)
Impact of the deconsolidation of a variable interest entity	—	—	—	—	—	—	(349,202)
Purchases of fixed assets	(13,289)	(14,553)	(12,060)	(11,770)	(6,987)	(51,672)	(41,394)
Other	(2,949)	29,968	97,836	550	(162,007)	125,405	(523,864)
Net cash provided by (used for) investing activities	(995,334)	(1,291,119)	(502,883)	(312,719)	(686,448)	(3,102,055)	(2,139,732)
Financing Activities
Proceeds from issuance of preferred shares, net	—	—	—	—	—	—	485,821
Redemption of preferred shares	—	—	—	—	—	—	(450,000)
Purchases of common shares under share repurchase program	—	(10,147)	(320,688)	(254,988)	(362,097)	(585,823)	(1,234,294)
Proceeds from common shares issued, net	9,523	1,202	13,195	(17,260)	6,137	6,660	6,418
Third party investment in non-redeemable noncontrolling interests	—	—	—	—	—	—	15,971
Dividends paid to redeemable noncontrolling interests	—	—	—	—	—	—	(1,907)
Other	(1,188)	(2,632)	(130,866)	48,859	18,474	(85,827)	(3,278)
Preferred dividends paid	(10,184)	(10,184)	(10,184)	(10,184)	(10,184)	(40,736)	(48,280)
Net cash provided by (used for) financing activities	(1,849)	(21,761)	(448,543)	(233,573)	(347,670)	(705,726)	(1,229,549)
Effects of exchange rate changes on foreign currency cash and restricted cash	30,677	(36,776)	(38,866)	(3,924)	(24)	(48,889)	(34,047)
Increase (decrease) in cash and restricted cash	15,004	30,093	(87,887)	1,347	(234,138)	(41,443)	24,227
Cash and restricted cash, beginning of period	1,258,324	1,228,231	1,316,118	1,314,771	1,548,909	1,314,771	1,290,544
Cash and restricted cash, end of period	$1,273,328	$1,258,324	$1,228,231	$1,316,118	$1,314,771	$1,273,328	$1,314,771
Income taxes paid (received)	$53,371	$72,930	$119,616	$9,005	$84,371	$254,922	$286,810
Interest paid	$63,413	$416	$63,948	$648	$63,498	$128,425	$139,301
Net cash provided by operating activities, excluding the ‘other’ segment	$981,510	$1,379,749	$902,405	$551,563	$800,004	$3,815,227	$3,380,701

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate segment. The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer of Arch, the Chief Financial Officer and Treasurer of Arch and the President and Chief Underwriting Officer of Arch. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•    Construction and national accounts: primary and excess casualty coverages for middle market and large construction accounts, a comprehensive range of products for middle market accounts in specialty industries and casualty solutions for large national accounts, including loss sensitive primary insurance programs (large deductible, self-insured retention and retrospectively rated programs).
•    Excess and surplus casualty: primary and excess casualty insurance coverages written on a non-admitted basis.
•    Warranty and lenders solutions: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.
•    Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes, cyber insurance, and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.
•    Programs: primarily targeting program managers with unique expertise and niche products offering some combination of general liability, commercial automobile, property, inland marine, umbrella and workers’ compensation.
•    Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, cargo, war, specie and liability. Aviation, standalone terrorism and political risks are also offered. Coverage may be provided for operational and construction risk.
•    Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.
•    Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract, commercial and transactional surety coverages.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Reinsurance agreements are typically offered on a proportional and/or excess of loss basis and provide coverage to ceding company clients for specific underlying written policies. Product lines include:
•Casualty: provides coverage on third party liability exposures including, among others, executive assurance, professional liability, excess and umbrella liability, excess motor and healthcare business, and workers’ compensation. Business is assumed primarily on a treaty basis, with some facultative coverages also offered.
•Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.
•Other specialty: provides coverage for proportional motor reinsurance, whole account multi-line treaties, cyber, trade credit and surety, accident and health, workers’ compensation catastrophe, agriculture and political risk, among others.
•Property catastrophe: provides protection for most types of catastrophic losses, including hurricane, earthquake, flood, tornado, hail and fire, and for other perils on a case-by-case basis. Excess of loss coverages are triggered when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.
•Property excluding property catastrophe: provides coverage for personal lines and/or commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on either a treaty or facultative basis.
•Other: includes life reinsurance business, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.
Mortgage Segment
The mortgage segment includes the Company’s underwriting units which offer mortgage insurance and reinsurance products on a worldwide basis. Underwriting units include:
•U.S. primary mortgage insurance: offers private mortgage insurance through Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”), both approved eligible mortgage insurers by Fannie Mae and Freddie Mac. Arch MI U.S. also includes Arch Mortgage Guaranty Company, which is not a government sponsored enterprise (“GSE”) approved entity.
•U.S. credit risk transfer (“CRT”) and other: underwrites CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.
•International mortgage insurance/reinsurance: underwrites mortgage insurance and reinsurance outside of the U.S.
Corporate Segment
The corporate segment results include net investment income, net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.
Other Segment
Through June 30, 2021, the ‘other’ segment included the results of Somers. Pursuant to GAAP, Somers was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Somers. As such, the Company consolidated the results of Somers in its consolidated financial statements through June 30, 2021. The portion of Somers’ earnings attributable to third party investors was recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss. In July 2021, the Company announced the completion of the previously disclosed acquisition of Somers by Greysbridge. Based on the governing documents of Greysbridge, the Company has concluded that, while it retains significant influence over Somers, Somers no longer constitutes a variable interest entity. Accordingly, effective July 1, 2021, Arch no longer consolidates the results of Somers in its consolidated financial statements.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2022
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,644,066	$1,797,037	$355,827	$3,795,262	$—	$3,795,262
Premiums ceded	(427,336)	(253,655)	(81,303)	(760,626)	—	(760,626)
Net premiums written	1,216,730	1,543,382	274,524	3,034,636	—	3,034,636
Change in unearned premiums	26,857	(318,174)	17,600	(273,717)	—	(273,717)
Net premiums earned	1,243,587	1,225,208	292,124	2,760,919	—	2,760,919
Other underwriting income (loss)	—	(943)	2,226	1,283	—	1,283
Losses and loss adjustment expenses	(729,784)	(648,654)	137,108	(1,241,330)	—	(1,241,330)
Acquisition expenses	(244,059)	(243,640)	(12,816)	(500,515)	—	(500,515)
Other operating expenses	(172,060)	(68,925)	(45,108)	(286,093)	—	(286,093)
Underwriting income (loss)	$97,684	$263,046	$373,534	734,264	—	734,264

Net investment income				181,079	—	181,079
Net realized gains (losses)				79,932	—	79,932
Equity in net income (loss) of investment funds accounted for using the equity method				40,351	—	40,351
Other income (loss)				8,321	—	8,321
Corporate expenses (2)				(17,462)	—	(17,462)
Transaction costs and other (2)				(358)	—	(358)
Amortization of intangible assets				(25,722)	—	(25,722)
Interest expense				(31,700)	—	(31,700)
Net foreign exchange gains (losses)				(81,224)	—	(81,224)
Income (loss) before income taxes and income (loss) from operating affiliates				887,481	—	887,481
Income tax (expense) benefit				(60,919)	—	(60,919)
Income (loss) from operating affiliates				36,226	—	36,226
Net income (loss)				862,788	—	862,788
Amounts attributable to redeemable noncontrolling interests				(3,100)	—	(3,100)
Net income (loss) available to Arch				859,688	—	859,688
Preferred dividends				(10,184)	—	(10,184)
Net income (loss) available to Arch common shareholders				$849,504	$—	$849,504

Underwriting Ratios
Loss ratio	58.7%	52.9%	(46.9)%	45.0%	—%	45.0%
Acquisition expense ratio	19.6%	19.9%	4.4%	18.1%	—%	18.1%
Other operating expense ratio	13.8%	5.6%	15.4%	10.4%	—%	10.4%
Combined ratio	92.1%	78.4%	(27.1)%	73.5%	—%	73.5%

Net premiums written to gross premiums written	74.0%	85.9%	77.2%	80.0%	—%	80.0%

Total investable assets				$28,065,497	$—	$28,065,497
Total assets				47,990,507	—	47,990,507
Total liabilities				35,069,605	—	35,069,605

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2021
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,486,362	$1,013,090	$364,134	$2,861,575	$—	$2,861,575
Premiums ceded	(450,376)	(303,949)	(74,834)	(827,148)	—	(827,148)
Net premiums written	1,035,986	709,141	289,300	2,034,427	—	2,034,427
Change in unearned premiums	(33,089)	70,676	11,616	49,203	—	49,203
Net premiums earned	1,002,897	779,817	300,916	2,083,630	—	2,083,630
Other underwriting income (loss)	—	521	2,639	3,160	—	3,160
Losses and loss adjustment expenses	(594,108)	(430,180)	28,435	(995,853)	—	(995,853)
Acquisition expenses	(188,724)	(155,694)	(13,121)	(357,539)	—	(357,539)
Other operating expenses	(149,520)	(61,954)	(50,313)	(261,787)	—	(261,787)
Underwriting income (loss)	$70,545	$132,510	$268,556	471,611	—	471,611

Net investment income				90,454	—	90,454
Net realized gains (losses)				59,517	—	59,517
Equity in net income (loss) of investment funds accounted for using the equity method				67,132	—	67,132
Other income (loss)				9,093	—	9,093
Corporate expenses (2)				(17,840)	—	(17,840)
Transaction costs and other (2)				(310)	—	(310)
Amortization of intangible assets				(33,132)	—	(33,132)
Interest expense				(32,248)	—	(32,248)
Net foreign exchange gains (losses)				3,163	—	3,163
Income (loss) before income taxes and income (loss) from operating affiliates				617,440	—	617,440
Income tax (expense) benefit				(34,406)	—	(34,406)
Income (loss) from operating affiliates				40,641	—	40,641
Net income (loss)				623,675	—	623,675
Amounts attributable to redeemable noncontrolling interests				(410)	—	(410)
Net income (loss) available to Arch				623,265	—	623,265
Preferred dividends				(10,184)	—	(10,184)
Net income (loss) available to Arch common shareholders				$613,081	$—	$613,081

Underwriting Ratios
Loss ratio	59.2%	55.2%	(9.4)%	47.8%	—%	47.8%
Acquisition expense ratio	18.8%	20.0%	4.4%	17.2%	—%	17.2%
Other operating expense ratio	14.9%	7.9%	16.7%	12.6%	—%	12.6%
Combined ratio	92.9%	83.1%	11.7%	77.6%	—%	77.6%

Net premiums written to gross premiums written	69.7%	70.0%	79.4%	71.1%	—%	71.1%

Total investable assets				$27,442,153	$—	$27,442,153
Total assets				45,100,945	—	45,100,945
Total liabilities				31,545,816	—	31,545,816

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Year Ended
	December 31, 2022
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$6,930,864	$6,948,438	$1,454,971	$15,326,447	$—	$15,326,447
Premiums ceded	(1,910,222)	(2,024,462)	(322,400)	(4,249,258)	—	(4,249,258)
Net premiums written	5,020,642	4,923,976	1,132,571	11,077,189	—	11,077,189
Change in unearned premiums	(461,307)	(964,595)	26,790	(1,399,112)	—	(1,399,112)
Net premiums earned	4,559,335	3,959,381	1,159,361	9,678,077	—	9,678,077
Other underwriting income (loss)	—	4,871	8,356	13,227	—	13,227
Losses and loss adjustment expenses	(2,782,945)	(2,568,843)	324,271	(5,027,517)	—	(5,027,517)
Acquisition expenses	(885,866)	(813,555)	(40,159)	(1,739,580)	—	(1,739,580)
Other operating expenses	(665,472)	(267,531)	(195,172)	(1,128,175)	—	(1,128,175)
Underwriting income (loss)	$225,052	$314,323	$1,256,657	1,796,032	—	1,796,032

Net investment income				496,547	—	496,547
Net realized gains (losses)				(662,734)	—	(662,734)
Equity in net income (loss) of investment funds accounted for using the equity method				115,856	—	115,856
Other income (loss)				(26,165)	—	(26,165)
Corporate expenses (2)				(94,390)	—	(94,390)
Transaction costs and other (2)				(1,092)	—	(1,092)
Amortization of intangible assets				(106,200)	—	(106,200)
Interest expense				(130,266)	—	(130,266)
Net foreign exchange gains (losses)				100,905	—	100,905
Income (loss) before income taxes and income (loss) from operating affiliates				1,488,493	—	1,488,493
Income tax (expense) benefit				(79,961)	—	(79,961)
Income (loss) from operating affiliates				73,891	—	73,891
Net income (loss)				1,482,423	—	1,482,423
Amounts attributable to redeemable noncontrolling interests				(5,490)	—	(5,490)
Net income (loss) available to Arch				1,476,933	—	1,476,933
Preferred dividends				(40,736)	—	(40,736)
Net income (loss) available to Arch common shareholders				$1,436,197	$—	$1,436,197

Underwriting Ratios
Loss ratio	61.0%	64.9%	(28.0)%	51.9%	—%	51.9%
Acquisition expense ratio	19.4%	20.5%	3.5%	18.0%	—%	18.0%
Other operating expense ratio	14.6%	6.8%	16.8%	11.7%	—%	11.7%
Combined ratio	95.0%	92.2%	(7.7)%	81.6%	—%	81.6%

Net premiums written to gross premiums written	72.4%	70.9%	77.8%	72.3%	—%	72.3%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Year Ended
	December 31, 2021
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$5,867,734	$5,093,930	$1,507,825	$12,463,788	$457,465	$12,752,487
Premiums ceded	(1,719,541)	(1,839,556)	(246,757)	(3,800,153)	(102,763)	(3,734,150)
Net premiums written	4,148,193	3,254,374	1,261,068	8,663,635	354,702	9,018,337
Change in unearned premiums	(521,725)	(413,931)	22,351	(913,305)	(22,734)	(936,039)
Net premiums earned	3,626,468	2,840,443	1,283,419	7,750,330	331,968	8,082,298
Other underwriting income (loss)	—	3,669	17,665	21,334	739	22,073
Losses and loss adjustment expenses	(2,344,365)	(1,924,719)	(56,677)	(4,325,761)	(259,042)	(4,584,803)
Acquisition expenses	(606,265)	(536,754)	(97,418)	(1,240,437)	(62,741)	(1,303,178)
Other operating expenses	(558,906)	(212,810)	(194,010)	(965,726)	(32,869)	(998,595)
Underwriting income (loss)	$116,932	$169,829	$952,979	1,239,740	(21,945)	1,217,795

Net investment income				346,808	42,310	389,118
Net realized gains (losses)				299,207	80,638	379,845
Equity in net income (loss) of investment funds accounted for using the equity method				366,402	—	366,402
Other income (loss)				10,244	—	10,244
Corporate expenses (2)				(77,119)	—	(77,119)
Transaction costs and other (2)				(1,103)	(935)	(2,038)
Amortization of intangible assets				(82,057)	(898)	(82,955)
Interest expense				(131,060)	(8,410)	(139,470)
Net foreign exchange gains (losses)				42,854	(1,325)	41,529
Income (loss) before income taxes and income (loss) from operating affiliates				2,013,916	89,435	2,103,351
Income tax (expense) benefit				(128,348)	(234)	(128,582)
Income (loss) from operating affiliates				264,693	—	264,693
Net income (loss)				2,150,261	89,201	2,239,462
Amounts attributable to redeemable noncontrolling interests				(2,346)	(1,953)	(4,299)
Amounts attributable to nonredeemable noncontrolling interests				—	(78,314)	(78,314)
Net income (loss) available to Arch				2,147,915	8,934	2,156,849
Preferred dividends				(48,343)	—	(48,343)
Loss on redemption of preferred shares				(15,101)	—	(15,101)
Net income (loss) available to Arch common shareholders				$2,084,471	$8,934	$2,093,405

Underwriting Ratios
Loss ratio	64.6%	67.8%	4.4%	55.8%	78.0%	56.7%
Acquisition expense ratio	16.7%	18.9%	7.6%	16.0%	18.9%	16.1%
Other operating expense ratio	15.4%	7.5%	15.1%	12.5%	9.9%	12.4%
Combined ratio	96.7%	94.2%	27.1%	84.3%	106.8%	85.2%

Net premiums written to gross premiums written	70.7%	63.9%	83.6%	69.5%	77.5%	70.7%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Gross premiums written	$1,644,066	$1,862,026	$1,705,167	$1,719,605	$1,486,362	$6,930,864	$5,867,734
Premiums ceded	(427,336)	(493,267)	(476,910)	(512,709)	(450,376)	(1,910,222)	(1,719,541)
Net premiums written	1,216,730	1,368,759	1,228,257	1,206,896	1,035,986	5,020,642	4,148,193
Change in unearned premiums	26,857	(181,851)	(126,113)	(180,200)	(33,089)	(461,307)	(521,725)
Net premiums earned	1,243,587	1,186,908	1,102,144	1,026,696	1,002,897	4,559,335	3,626,468
Losses and loss adjustment expenses	(729,784)	(822,663)	(629,759)	(600,739)	(594,108)	(2,782,945)	(2,344,365)
Acquisition expenses	(244,059)	(232,469)	(213,688)	(195,650)	(188,724)	(885,866)	(606,265)
Other operating expenses	(172,060)	(165,499)	(161,088)	(166,825)	(149,520)	(665,472)	(558,906)
Underwriting income (loss)	$97,684	$(33,723)	$97,609	$63,482	$70,545	$225,052	$116,932

Underwriting Ratios
Loss ratio	58.7%	69.3%	57.1%	58.5%	59.2%	61.0%	64.6%
Acquisition expense ratio	19.6%	19.6%	19.4%	19.1%	18.8%	19.4%	16.7%
Other operating expense ratio	13.8%	13.9%	14.6%	16.2%	14.9%	14.6%	15.4%
Combined ratio	92.1%	102.8%	91.1%	93.8%	92.9%	95.0%	96.7%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	2.8%	13.4%	1.5%	3.1%	2.0%	5.3%	5.6%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.3)%	(0.1)%	(0.4)%	(0.1)%	(0.3)%	(0.2)%	(0.4)%
Combined ratio excluding catastrophic activity and prior year development (1)	89.6%	89.5%	90.0%	90.8%	91.2%	89.9%	91.5%

Net premiums written to gross premiums written	74.0%	73.5%	72.0%	70.2%	69.7%	72.4%	70.7%

(1)See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2022		2022		2022		2022		2021		2022		2021
Net premiums written
Professional Lines	$393,032	32.3%	$412,173	30.1%	$349,402	28.4%	$347,841	28.8%	$373,752	36.1%	$1,502,448	29.9%	$1,177,144	28.4%
Property, energy, marine and aviation	190,325	15.6%	241,357	17.6%	245,724	20.0%	200,661	16.6%	158,120	15.3%	878,067	17.5%	722,582	17.4%
Construction and national accounts	134,997	11.1%	98,381	7.2%	100,656	8.2%	135,683	11.2%	98,468	9.5%	469,717	9.4%	431,952	10.4%
Programs	129,919	10.7%	189,263	13.8%	163,339	13.3%	129,401	10.7%	92,002	8.9%	611,922	12.2%	595,824	14.4%
Excess and surplus casualty	129,083	10.6%	110,917	8.1%	120,509	9.8%	100,289	8.3%	101,199	9.8%	460,798	9.2%	359,458	8.7%
Travel, accident and health	106,111	8.7%	107,434	7.8%	105,970	8.6%	165,332	13.7%	79,176	7.6%	484,847	9.7%	305,390	7.4%
Warranty and lenders solutions	36,084	3.0%	41,889	3.1%	36,042	2.9%	25,232	2.1%	32,833	3.2%	139,247	2.8%	146,984	3.5%
Other	97,179	8.0%	167,345	12.2%	106,615	8.7%	102,457	8.5%	100,436	9.7%	473,596	9.4%	408,859	9.9%
Total	$1,216,730	100.0%	$1,368,759	100.0%	$1,228,257	100.0%	$1,206,896	100.0%	$1,035,986	100.0%	$5,020,642	100.0%	$4,148,193	100.0%

Underwriting location
United States	$786,692	64.7%	$915,833	66.9%	$842,851	68.6%	$794,662	65.8%	$680,840	65.7%	$3,340,038	66.5%	$2,813,039	67.8%
Europe	351,396	28.9%	380,063	27.8%	316,363	25.8%	357,897	29.7%	292,591	28.2%	1,405,719	28.0%	1,125,192	27.1%
Other	78,642	6.5%	72,863	5.3%	69,043	5.6%	54,337	4.5%	62,555	6.0%	274,885	5.5%	209,962	5.1%
Total	$1,216,730	100.0%	$1,368,759	100.0%	$1,228,257	100.0%	$1,206,896	100.0%	$1,035,986	100.0%	$5,020,642	100.0%	$4,148,193	100.0%

Net premiums earned
Professional Lines	$368,475	29.6%	$341,833	28.8%	$314,115	28.5%	$289,813	28.2%	$280,041	27.9%	$1,314,236	28.8%	$942,817	26.0%
Property, energy, marine and aviation	214,907	17.3%	202,483	17.1%	180,663	16.4%	174,335	17.0%	179,566	17.9%	772,388	16.9%	667,892	18.4%
Construction and national accounts	125,816	10.1%	109,905	9.3%	98,831	9.0%	97,468	9.5%	98,510	9.8%	432,020	9.5%	416,107	11.5%
Programs	150,917	12.1%	150,453	12.7%	148,681	13.5%	139,809	13.6%	137,754	13.7%	589,860	12.9%	506,867	14.0%
Excess and surplus casualty	104,048	8.4%	100,175	8.4%	98,369	8.9%	90,761	8.8%	85,713	8.5%	393,353	8.6%	318,027	8.8%
Travel, accident and health	123,587	9.9%	133,445	11.2%	130,185	11.8%	104,630	10.2%	87,212	8.7%	491,847	10.8%	255,590	7.0%
Warranty and lenders solutions	35,787	2.9%	33,253	2.8%	27,594	2.5%	30,588	3.0%	34,451	3.4%	127,222	2.8%	153,958	4.2%
Other	120,050	9.7%	115,361	9.7%	103,706	9.4%	99,292	9.7%	99,650	9.9%	438,409	9.6%	365,210	10.1%
Total	$1,243,587	100.0%	$1,186,908	100.0%	$1,102,144	100.0%	$1,026,696	100.0%	$1,002,897	100.0%	$4,559,335	100.0%	$3,626,468	100.0%

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Gross premiums written	$1,797,037	$1,639,061	$1,793,398	$1,718,942	$1,013,090	$6,948,438	$5,093,930
Premiums ceded	(253,655)	(560,225)	(630,764)	(579,818)	(303,949)	(2,024,462)	(1,839,556)
Net premiums written	1,543,382	1,078,836	1,162,634	1,139,124	709,141	4,923,976	3,254,374
Change in unearned premiums	(318,174)	(77,062)	(234,635)	(334,724)	70,676	(964,595)	(413,931)
Net premiums earned	1,225,208	1,001,774	927,999	804,400	779,817	3,959,381	2,840,443
Other underwriting income (loss)	(943)	452	4,526	836	521	4,871	3,669
Losses and loss adjustment expenses	(648,654)	(927,911)	(537,578)	(454,700)	(430,180)	(2,568,843)	(1,924,719)
Acquisition expenses	(243,640)	(208,425)	(189,494)	(171,996)	(155,694)	(813,555)	(536,754)
Other operating expenses	(68,925)	(62,777)	(66,053)	(69,776)	(61,954)	(267,531)	(212,810)
Underwriting income (loss)	$263,046	$(196,887)	$139,400	$108,764	$132,510	$314,323	$169,829

Underwriting Ratios
Loss ratio	52.9%	92.6%	57.9%	56.5%	55.2%	64.9%	67.8%
Acquisition expense ratio	19.9%	20.8%	20.4%	21.4%	20.0%	20.5%	18.9%
Other operating expense ratio	5.6%	6.3%	7.1%	8.7%	7.9%	6.8%	7.5%
Combined ratio	78.4%	119.7%	85.4%	86.6%	83.1%	92.2%	94.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	0.0%	39.1%	7.1%	6.7%	6.7%	12.9%	15.4%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(4.5)%	(4.9)%	(4.5)%	(2.8)%	(6.4)%	(4.3)%	(5.6)%
Combined ratio excluding catastrophic activity and prior year development (1)	82.9%	85.5%	82.8%	82.7%	82.8%	83.6%	84.4%

Net premiums written to gross premiums written	85.9%	65.8%	64.8%	66.3%	70.0%	70.9%	63.9%

(1)See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2022		2022		2022		2022		2021		2022		2021
Net premiums written
Other Specialty	$803,046	52.0%	$381,004	35.3%	$434,710	37.4%	$363,834	31.9%	$207,812	29.3%	$1,982,594	40.3%	$955,474	29.4%
Property excluding property catastrophe	339,813	22.0%	341,809	31.7%	299,042	25.7%	295,419	25.9%	225,127	31.7%	1,276,083	25.9%	1,004,086	30.9%
Casualty	264,461	17.1%	230,308	21.3%	212,724	18.3%	266,455	23.4%	176,952	25.0%	973,948	19.8%	808,164	24.8%
Property catastrophe	54,697	3.5%	77,606	7.2%	154,451	13.3%	128,971	11.3%	35,536	5.0%	415,725	8.4%	233,260	7.2%
Marine and aviation	51,354	3.3%	28,633	2.7%	35,129	3.0%	51,817	4.5%	40,708	5.7%	166,933	3.4%	171,753	5.3%
Other	30,011	1.9%	19,476	1.8%	26,578	2.3%	32,628	2.9%	23,006	3.2%	108,693	2.2%	81,637	2.5%
Total	$1,543,382	100.0%	$1,078,836	100.0%	$1,162,634	100.0%	$1,139,124	100.0%	$709,141	100.0%	$4,923,976	100.0%	$3,254,374	100.0%

Underwriting location
Bermuda	$910,696	59.0%	$520,594	48.3%	$589,169	50.7%	$541,312	47.5%	$340,108	48.0%	$2,561,771	52.0%	$1,557,294	47.9%
United States	376,736	24.4%	312,179	28.9%	286,925	24.7%	270,667	23.8%	201,079	28.4%	1,246,507	25.3%	828,504	25.5%
Europe and other	255,950	16.6%	246,063	22.8%	286,540	24.6%	327,145	28.7%	167,954	23.7%	1,115,698	22.7%	868,576	26.7%
Total	$1,543,382	100.0%	$1,078,836	100.0%	$1,162,634	100.0%	$1,139,124	100.0%	$709,141	100.0%	$4,923,976	100.0%	$3,254,374	100.0%

Net premiums earned
Other Specialty	$531,799	43.4%	$330,142	33.0%	$284,321	30.6%	$231,618	28.8%	$247,437	31.7%	$1,377,880	34.8%	$818,801	28.8%
Property excluding property catastrophe	309,878	25.3%	282,488	28.2%	266,545	28.7%	232,529	28.9%	235,731	30.2%	1,091,440	27.6%	836,573	29.5%
Casualty	220,335	18.0%	221,636	22.1%	214,714	23.1%	197,858	24.6%	174,180	22.3%	854,543	21.6%	666,754	23.5%
Property catastrophe	77,416	6.3%	117,820	11.8%	94,679	10.2%	77,076	9.6%	55,453	7.1%	366,991	9.3%	280,738	9.9%
Marine and aviation	50,259	4.1%	25,182	2.5%	41,768	4.5%	42,192	5.2%	40,256	5.2%	159,401	4.0%	152,955	5.4%
Other	35,521	2.9%	24,506	2.4%	25,972	2.8%	23,127	2.9%	26,760	3.4%	109,126	2.8%	84,622	3.0%
Total	$1,225,208	100.0%	$1,001,774	100.0%	$927,999	100.0%	$804,400	100.0%	$779,817	100.0%	$3,959,381	100.0%	$2,840,443	100.0%

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Gross premiums written	$355,827	$362,409	$371,896	$364,839	$364,134	$1,454,971	$1,507,825
Premiums ceded	(81,303)	(86,230)	(78,148)	(76,719)	(74,834)	(322,400)	(246,757)
Net premiums written	274,524	276,179	293,748	288,120	289,300	1,132,571	1,261,068
Change in unearned premiums	17,600	5,889	1,884	1,417	11,616	26,790	22,351
Net premiums earned	292,124	282,068	295,632	289,537	300,916	1,159,361	1,283,419
Other underwriting income (1)	2,226	2,625	(1,556)	5,061	2,639	8,356	17,665
Losses and loss adjustment expenses	137,108	67,878	64,681	54,604	28,435	324,271	(56,677)
Acquisition expenses	(12,816)	(6,693)	(10,137)	(10,513)	(13,121)	(40,159)	(97,418)
Other operating expenses	(45,108)	(46,471)	(50,251)	(53,342)	(50,313)	(195,172)	(194,010)
Underwriting income	$373,534	$299,407	$298,369	$285,347	$268,556	$1,256,657	$952,979

Underwriting Ratios
Loss ratio	(46.9)%	(24.1)%	(21.9)%	(18.9)%	(9.4)%	(28.0)%	4.4%
Acquisition expense ratio	4.4%	2.4%	3.4%	3.6%	4.4%	3.5%	7.6%
Other operating expense ratio	15.4%	16.5%	17.0%	18.4%	16.7%	16.8%	15.1%
Combined ratio	(27.1)%	(5.2)%	(1.5)%	3.1%	11.7%	(7.7)%	27.1%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(72.1)%	(45.1)%	(40.7)%	(36.5)%	(24.2)%	(48.6)%	(13.8)%
Combined ratio excluding prior year development (2)	45.0%	39.9%	39.2%	39.6%	35.9%	40.9%	40.9%

Net premiums written to gross premiums written	77.2%	76.2%	79.0%	79.0%	79.4%	77.8%	83.6%

Net premiums written by underwriting location
United States	$189,650	$188,290	$201,166	$201,150	$210,988	$780,256	$914,477
Other	84,874	87,889	92,582	86,970	78,312	352,315	346,591
Total	$274,524	$276,179	$293,748	$288,120	$289,300	$1,132,571	$1,261,068
United States %	69.1%	68.2%	68.5%	69.8%	72.9%	68.9%	72.5%
Other %	30.9%	31.8%	31.5%	30.2%	27.1%	31.1%	27.5%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022		December 31, 2021
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$295,651	57.6%	$294,857	58.8%	$291,952	59.8%	$283,484	59.7%	$280,945	61.0%
U.S. credit risk transfer (CRT) and other (2)	145,087	28.3%	143,897	28.7%	129,203	26.5%	122,189	25.8%	110,018	23.9%
International mortgage insurance/reinsurance (3)	72,315	14.1%	63,068	12.6%	67,082	13.7%	68,800	14.5%	69,655	15.1%
Total	$513,053	100.0%	$501,822	100.0%	$488,237	100.0%	$474,473	100.0%	$460,618	100.0%
Risk In Force (RIF) (4)
U.S. primary mortgage insurance	$75,806	84.8%	$75,343	85.1%	$74,258	85.0%	$71,699	84.3%	$70,619	84.3%
U.S. credit risk transfer and other (2)	6,245	7.0%	6,473	7.3%	6,037	6.9%	5,670	6.7%	5,120	6.1%
International mortgage insurance/reinsurance (3)	7,369	8.2%	6,727	7.6%	7,103	8.1%	7,709	9.1%	7,983	9.5%
Total	$89,420	100.0%	$88,543	100.0%	$87,398	100.0%	$85,078	100.0%	$83,722	100.0%
Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$46,812	61.8%	$46,538	61.8%	$45,612	61.4%	$43,509	60.7%	$42,451	60.1%
680-739	24,945	32.9%	24,671	32.7%	24,409	32.9%	23,827	33.2%	23,646	33.5%
620-679	3,772	5.0%	3,850	5.1%	3,942	5.3%	4,052	5.7%	4,196	5.9%
<620	277	0.4%	284	0.4%	295	0.4%	311	0.4%	326	0.5%
Total	$75,806	100.0%	$75,343	100.0%	$74,258	100.0%	$71,699	100.0%	$70,619	100.0%
Weighted average FICO score	750		748		747		747		746
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,289	9.6%	$7,334	9.7%	$7,400	10.0%	$7,421	10.4%	$7,538	10.7%
90.01% to 95.00%	43,681	57.6%	43,049	57.1%	41,951	56.5%	39,882	55.6%	38,829	55.0%
85.01% to 90.00%	20,851	27.5%	20,876	27.7%	20,718	27.9%	20,183	28.1%	20,006	28.3%
85.00% and below	3,985	5.3%	4,084	5.4%	4,189	5.6%	4,213	5.9%	4,246	6.0%
Total	$75,806	100.0%	$75,343	100.0%	$74,258	100.0%	$71,699	100.0%	$70,619	100.0%
Weighted average LTV	92.8%		92.9%		92.8%		92.8%		92.8%
Total RIF by State:
California	$6,341	8.4%	$6,219	8.3%	$6,077	8.2%	$5,781	8.1%	$5,559	7.9%
Texas	6,151	8.1%	6,080	8.1%	5,971	8.0%	5,733	8.0%	5,594	7.9%
Florida	3,268	4.3%	3,275	4.3%	3,301	4.4%	3,272	4.6%	3,303	4.7%
Georgia	3,169	4.2%	3,150	4.2%	3,109	4.2%	2,978	4.2%	2,902	4.1%
North Carolina	3,160	4.2%	3,139	4.2%	3,075	4.1%	2,964	4.1%	2,921	4.1%
Illinois	3,081	4.1%	3,087	4.1%	3,054	4.1%	2,955	4.1%	2,933	4.2%
Minnesota	3,003	4.0%	2,996	4.0%	2,980	4.0%	2,913	4.1%	2,916	4.1%
Massachusetts	2,809	3.7%	2,771	3.7%	2,684	3.6%	2,566	3.6%	2,537	3.6%
Virginia	2,656	3.5%	2,647	3.5%	2,634	3.5%	2,504	3.5%	2,446	3.5%
Michigan	2,618	3.5%	2,587	3.4%	2,558	3.4%	2,509	3.5%	2,492	3.5%
Other	39,550	52.2%	39,392	52.3%	38,815	52.3%	37,524	52.3%	37,016	52.4%
Total	$75,806	100.0%	$75,343	100.0%	$74,258	100.0%	$71,699	100.0%	$70,619	100.0%
Weighted average coverage (end of period RIF divided by IIF)	25.6%		25.6%		25.4%		25.3%		25.1%
U.S. mortgage insurance total RIF, net of reinsurance (5)	$57,151		$56,890		$56,529		$54,792		$54,574
Analysts’ persistency (6)	79.5%		75.4%		71.3%		66.9%		62.4%
Risk-to-capital ratio -- Arch MI U.S. (7)	7.2:1		7.6:1		7.8:1		7.8:1		8.0:1
PMIER sufficiency ratio -- Arch MI U.S. (8)	236%		237%		219%		205%		197%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance.	(5) Total RIF for the U.S. mortgage insurance operations (see note 4) after external reinsurance.
(2) Includes all CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.	(6) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) International mortgage insurance and reinsurance with risk primarily located in Australia and to lesser extent Europe and Asia.	(7) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for December 31, 2022).
(4) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions
(8) Calculated as available assets divided by required assets as defined within PMIERs (estimate for December 31, 2022). There was approximately $2.16 billion of excess available assets at December 31, 2022.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022		December 31, 2021
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$11,413		$17,425		$23,499		$20,015		$22,544

Total NIW by credit quality (FICO score):
>=740	$7,155	62.7%	$11,615	66.7%	$16,121	68.6%	$13,152	65.7%	$14,349	63.6%
680-739	3,992	35.0%	5,322	30.5%	6,800	28.9%	6,254	31.2%	7,238	32.1%
620-679	265	2.3%	485	2.8%	576	2.5%	606	3.0%	957	4.2%
<620	1	—%	3	—%	2	—%	3	—%	—	—%
Total	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%	$22,544	100.0%

Total NIW by LTV:
95.01% and above	$555	4.9%	$973	5.6%	$1,195	5.1%	$1,096	5.5%	$1,475	6.5%
90.01% to 95.00%	6,725	58.9%	9,916	56.9%	13,290	56.6%	10,778	53.8%	11,382	50.5%
85.01% to 90.00%	3,040	26.6%	4,839	27.8%	6,591	28.0%	5,733	28.6%	6,677	29.6%
85.00% and below	1,093	9.6%	1,697	9.7%	2,423	10.3%	2,408	12.0%	3,010	13.4%
Total	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%	$22,544	100.0%

Total NIW monthly vs. single:
Monthly	$11,090	97.2%	$16,911	97.1%	$22,872	97.3%	$19,201	95.9%	$21,623	95.9%
Single	323	2.8%	514	2.9%	627	2.7%	814	4.1%	921	4.1%
Total	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%	$22,544	100.0%

Total NIW purchase vs. refinance:
Purchase	$11,202	98.2%	$17,159	98.5%	$23,059	98.1%	$19,157	95.7%	$21,174	93.9%
Refinance	211	1.8%	266	1.5%	440	1.9%	858	4.3%	1,370	6.1%
Total	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%	$22,544	100.0%

Ending number of policies in force (PIF) (2)	1,160,219		1,168,735		1,168,147		1,159,020		1,171,835

Rollforward of insured loans in default:
Beginning delinquent number of loans	20,214		20,692		24,270		27,645		31,770
Plus: new notices	10,068		9,515		7,978		8,835		9,071
Less: cures	(9,564)		(9,832)		(11,363)		(12,030)		(13,038)
Less: paid claims	(151)		(161)		(193)		(180)		(158)
Ending delinquent number of loans (2)	20,567		20,214		20,692		24,270		27,645

Ending percentage of loans in default (2)	1.77%		1.73%		1.77%		2.09%		2.36%

Losses:
Number of claims paid	151		161		193		180		158
Total paid claims (in thousands)	$4,547		$5,223		$5,626		$6,016		$8,131
Average per claim (in thousands)	$30.1		$32.4		$29.2		$33.4		$51.5
Severity (3)	69.5%		72.3%		72.3%		78.1%		83.0%

Average case reserve per default (in thousands)	$21.1		$27.7		$30.3		$28.4		$26.7
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	December 31, 2022						December 31, 2021
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2012 and prior	33.8%	$9,931	3.4%	$2,424	3.2%	8.41%	27.9%	$13,030	4.6%	$2,960	4.2%	8.48%
2013	2.2%	3,000	1.0%	798	1.1%	1.85%	2.6%	4,206	1.5%	1,148	1.6%	2.63%
2014	1.9%	3,696	1.3%	1,012	1.3%	2.61%	1.9%	4,822	1.7%	1,328	1.9%	3.14%
2015	2.4%	6,236	2.1%	1,680	2.2%	2.08%	3.0%	8,703	3.1%	2,340	3.3%	2.67%
2016	5.8%	10,225	3.5%	2,744	3.6%	2.66%	7.6%	14,344	5.1%	3,841	5.4%	3.29%
2017	9.1%	9,508	3.2%	2,521	3.3%	3.06%	10.9%	13,128	4.7%	3,436	4.9%	4.09%
2018	11.6%	10,260	3.5%	2,625	3.5%	4.11%	15.2%	14,046	5.0%	3,562	5.0%	5.28%
2019	10.2%	19,096	6.5%	4,840	6.4%	2.36%	15.2%	25,841	9.2%	6,467	9.2%	3.13%
2020	11.3%	65,141	22.0%	16,414	21.7%	1.20%	12.5%	82,502	29.4%	20,341	28.8%	0.97%
2021	9.9%	89,621	30.3%	22,740	30.0%	0.95%	3.2%	100,323	35.7%	25,196	35.7%	0.29%
2022	1.7%	68,937	23.3%	18,008	23.8%	0.20%
Total	100.0%	$295,651	100.0%	$75,806	100.0%	1.77%	100.0%	$280,945	100.0%	$70,619	100.0%	2.36%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $415.2 million at December 31, 2022, compared to $710.7 million at December 31, 2021.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Gross premiums written	$3,795,262	$3,860,683	$3,869,727	$3,800,775	$2,861,575	$15,326,447	$12,463,788
Premiums ceded	(760,626)	(1,136,909)	(1,185,088)	(1,166,635)	(827,148)	(4,249,258)	(3,800,153)
Net premiums written	3,034,636	2,723,774	2,684,639	2,634,140	2,034,427	11,077,189	8,663,635
Change in unearned premiums	(273,717)	(253,024)	(358,864)	(513,507)	49,203	(1,399,112)	(913,305)
Net premiums earned	2,760,919	2,470,750	2,325,775	2,120,633	2,083,630	9,678,077	7,750,330
Other underwriting income (loss)	1,283	3,077	2,970	5,897	3,160	13,227	21,334
Losses and loss adjustment expenses	(1,241,330)	(1,682,696)	(1,102,656)	(1,000,835)	(995,853)	(5,027,517)	(4,325,761)
Acquisition expenses	(500,515)	(447,587)	(413,319)	(378,159)	(357,539)	(1,739,580)	(1,240,437)
Other operating expenses	(286,093)	(274,747)	(277,392)	(289,943)	(261,787)	(1,128,175)	(965,726)
Underwriting income (loss)	$734,264	$68,797	$535,378	$457,593	$471,611	$1,796,032	$1,239,740

Underwriting Ratios
Loss ratio	45.0%	68.1%	47.4%	47.2%	47.8%	51.9%	55.8%
Acquisition expense ratio	18.1%	18.1%	17.8%	17.8%	17.2%	18.0%	16.0%
Other operating expense ratio	10.4%	11.1%	11.9%	13.7%	12.6%	11.7%	12.5%
Combined ratio	73.5%	97.3%	77.1%	78.7%	77.6%	81.6%	84.3%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	1.3%	22.3%	3.5%	4.0%	3.5%	7.8%	8.3%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(9.8)%	(7.2)%	(7.2)%	(6.1)%	(6.0)%	(7.7)%	(4.5)%
Combined ratio excluding catastrophic activity and prior year development (1)	82.0%	82.2%	80.8%	80.8%	80.1%	81.5%	80.5%

Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$904,261	$765,542	$745,134	$727,011	$783,806	$3,141,948	$2,666,773
Change in unpaid losses and loss adjustment expenses	337,069	917,154	357,522	273,824	212,047	1,885,569	1,658,988
Total losses and loss adjustment expenses	$1,241,330	$1,682,696	$1,102,656	$1,000,835	$995,853	$5,027,517	$4,325,761

Net premiums written to gross premiums written	80.0%	70.6%	69.4%	69.3%	71.1%	72.3%	69.5%

(1)See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(4,206)	$(1,171)	$(4,469)	$(1,406)	$(2,990)	$(11,252)	$(15,543)
Reinsurance	(55,341)	(49,516)	(41,907)	(22,383)	(49,762)	(169,147)	(158,275)
Mortgage	(210,590)	(127,290)	(120,201)	(105,619)	(72,865)	(563,700)	(176,656)
Total	$(270,137)	$(177,977)	$(166,577)	$(129,408)	$(125,617)	$(744,099)	$(350,474)
Impact on losses and loss adjustment expenses:
Insurance	$(5,946)	$(5,411)	$(6,711)	$(7,271)	$(3,115)	$(25,339)	$(16,236)
Reinsurance	(63,472)	(49,194)	(46,422)	(32,473)	(59,219)	(191,561)	(178,823)
Mortgage	(207,732)	(126,218)	(118,093)	(102,068)	(70,419)	(554,111)	(169,558)
Total	$(277,150)	$(180,823)	$(171,226)	$(141,812)	$(132,753)	$(771,011)	$(364,617)
Impact on acquisition expenses:
Insurance	$1,740	$4,240	$2,242	$5,865	$125	$14,087	$693
Reinsurance	8,131	(322)	4,515	10,090	9,457	22,414	20,548
Mortgage	(2,858)	(1,072)	(2,108)	(3,551)	(2,446)	(9,589)	(7,098)
Total	$7,013	$2,846	$4,649	$12,404	$7,136	$26,912	$14,143
Impact on combined ratio:
Insurance	(0.3)%	(0.1)%	(0.4)%	(0.1)%	(0.3)%	(0.2)%	(0.4)%
Reinsurance	(4.5)%	(4.9)%	(4.5)%	(2.8)%	(6.4)%	(4.3)%	(5.6)%
Mortgage	(72.1)%	(45.1)%	(40.7)%	(36.5)%	(24.2)%	(48.6)%	(13.8)%
Total	(9.8)%	(7.2)%	(7.2)%	(6.1)%	(6.0)%	(7.7)%	(4.5)%
Impact on loss ratio:
Insurance	(0.5)%	(0.5)%	(0.6)%	(0.7)%	(0.3)%	(0.6)%	(0.4)%
Reinsurance	(5.2)%	(4.9)%	(5.0)%	(4.0)%	(7.6)%	(4.8)%	(6.3)%
Mortgage	(71.1)%	(44.7)%	(39.9)%	(35.3)%	(23.4)%	(47.8)%	(13.2)%
Total	(10.0)%	(7.3)%	(7.4)%	(6.7)%	(6.4)%	(8.0)%	(4.7)%
Impact on acquisition expense ratio:
Insurance	0.2%	0.4%	0.2%	0.6%	0.0%	0.4%	0.0%
Reinsurance	0.7%	0.0%	0.5%	1.2%	1.2%	0.5%	0.7%
Mortgage	(1.0)%	(0.4)%	(0.8)%	(1.2)%	(0.8)%	(0.8)%	(0.6)%
Total	0.2%	0.1%	0.2%	0.6%	0.4%	0.3%	0.2%
Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$34,485	$158,973	$16,360	$31,855	$20,312	$241,673	$204,620
Reinsurance	157	391,843	66,021	53,977	51,966	511,998	438,243
Total	$34,642	$550,816	$82,381	$85,832	$72,278	$753,671	$642,863
Impact on combined ratio:
Insurance	2.8%	13.4%	1.5%	3.1%	2.0%	5.3%	5.6%
Reinsurance	0.0%	39.1%	7.1%	6.7%	6.7%	12.9%	15.4%
Total	1.3%	22.3%	3.5%	4.0%	3.5%	7.8%	8.3%
(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2022		2022		2022		2022		2021
Investable assets:
Fixed maturities available for sale, at fair value	$19,682,789	70.1%	$18,120,727	67.9%	$17,585,029	66.6%	$17,648,853	66.0%	$17,998,109	65.6%
Fixed maturities—fair value option (1)	554,120	2.0%	530,303	2.0%	525,451	2.0%	426,187	1.6%	416,698	1.5%
Total fixed maturities	20,236,909	72.1%	18,651,030	69.9%	18,110,480	68.6%	18,075,040	67.6%	18,414,807	67.1%

Equity securities, at fair value	859,969	3.1%	809,869	3.0%	772,689	2.9%	1,002,572	3.7%	1,804,170	6.6%
Equity securities—fair value option (1)	13,792	0.0%	13,905	0.1%	14,489	0.1%	21,300	0.1%	26,493	0.1%
Total equity securities	873,761	3.1%	823,774	3.1%	787,178	3.0%	1,023,872	3.8%	1,830,663	6.7%

Other investments—fair value option (1)	1,043,184	3.7%	1,005,929	3.8%	1,054,771	4.0%	1,226,808	4.6%	1,432,553	5.2%

Investments accounted for using the equity method (2)	3,774,310	13.4%	3,565,946	13.4%	3,496,341	13.2%	3,325,543	12.4%	3,077,611	11.2%

Short-term investments available for sale, at fair value	1,331,662	4.7%	1,940,857	7.3%	2,227,874	8.4%	2,332,624	8.7%	1,734,716	6.3%
Short-term investments—fair value option (1)	33,101	0.1%	28,614	0.1%	39,657	0.2%	12,371	0.0%	97,806	0.4%
Total short-term investments	1,364,763	4.9%	1,969,471	7.4%	2,267,531	8.6%	2,344,995	8.8%	1,832,522	6.7%

Cash	855,118	3.0%	813,583	3.0%	813,548	3.1%	812,917	3.0%	858,668	3.1%

Securities transactions entered into but not settled at the balance sheet date	(82,548)	(0.3)%	(147,727)	(0.6)%	(134,777)	(0.5)%	(59,819)	(0.2)%	(4,671)	0.0%
Total investable assets held by the Company	$28,065,497	100.0%	$26,682,006	100.0%	$26,395,072	100.0%	$26,749,356	100.0%	$27,442,153	100.0%

Average effective duration (in years)	2.89		2.84		2.94		2.93		2.70
Average S&P/Moody’s credit ratings (3)	AA-/Aa3		AA/Aa2		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Composition of net investment income (1):
Fixed maturities	$157,696	$123,568	$105,342	$82,053	$74,846	$468,659	$307,536
Equity securities (dividends)	5,877	4,261	6,121	6,238	18,295	22,497	42,094
Short-term investments	13,520	9,304	4,120	2,575	3,325	29,519	6,799
Other (2)	17,943	8,644	7,984	12,076	12,712	46,647	68,411
Gross investment income	195,036	145,777	123,567	102,942	109,178	567,322	424,840
Investment expenses	(13,957)	(17,137)	(17,175)	(22,506)	(18,724)	(70,775)	(78,032)
Net investment income	$181,079	$128,640	$106,392	$80,436	$90,454	$496,547	$346,808
Per share	$0.48	$0.34	$0.28	$0.21	$0.23	$1.31	$0.87

Equity in net income (loss) of investment funds accounted for using the equity method	40,351	(18,861)	58,061	36,305	67,132	115,856	366,402
Per share	$0.11	$(0.05)	$0.15	$0.09	$0.17	$0.31	$0.92

Investment income yield, at amortized cost (1) (3):
Pre-tax	2.80%	2.06%	1.76%	1.34%	1.46%	1.99%	1.41%
After-tax	2.41%	1.77%	1.49%	1.13%	1.27%	1.70%	1.24%

Total return on investments (1) (4)	2.60%	(3.01)%	(3.02)%	(3.07)%	0.39%	(6.45)%	1.90%

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(3)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(4)Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At December 31, 2022
Corporates	$8,562,883	$55,468	$(781,353)	$(725,885)	$(29,950)	$9,318,718	91.9%	42.3%
U.S. government and government agencies	5,166,591	14,891	(342,963)	(328,072)	—	5,494,663	94.0%	25.5%
Municipal bonds	419,166	3,149	(33,360)	(30,211)	(100)	449,477	93.3%	2.1%
Non-U.S. government securities	2,317,134	8,870	(237,846)	(228,976)	(1,882)	2,547,992	90.9%	11.5%
Asset-backed securities	1,928,469	761	(106,623)	(105,862)	(6,010)	2,040,341	94.5%	9.5%
Commercial mortgage-backed securities	1,047,275	608	(57,667)	(57,059)	(3,415)	1,107,749	94.5%	5.2%
Residential mortgage-backed securities	795,391	4,933	(86,587)	(81,654)	2	877,043	90.7%	3.9%
Total	$20,236,909	$88,680	$(1,646,399)	$(1,557,719)	$(41,355)	$21,835,983	92.7%	100.0%

At December 31, 2021
Corporates	$6,941,879	$104,170	$(69,194)	$34,976	$(2,037)	$6,908,940	100.5%	37.7%
U.S. government and government agencies	4,772,764	10,076	(45,967)	(35,891)	—	4,808,655	99.3%	25.9%
Municipal bonds	404,666	18,724	(1,409)	17,315	(2)	387,353	104.5%	2.2%
Non-U.S. government securities	2,144,079	54,048	(34,749)	19,299	(82)	2,124,862	100.9%	11.6%
Asset-backed securities	2,696,458	6,540	(11,108)	(4,568)	(708)	2,701,734	99.8%	14.6%
Commercial mortgage-backed securities	1,046,484	1,740	(3,117)	(1,377)	(6)	1,047,867	99.9%	5.7%
Residential mortgage-backed securities	408,477	2,825	(5,410)	(2,585)	(48)	411,110	99.4%	2.2%
Total	$18,414,807	$198,123	$(170,954)	$27,169	$(2,883)	$18,390,521	100.1%	100.0%

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2022		2022		2022		2022		2021
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$5,829,279	28.8%	$5,746,853	30.8%	$4,892,483	27.0%	$4,981,102	27.6%	$5,063,191	27.5%
AAA	3,616,537	17.9%	3,344,746	17.9%	3,352,551	18.5%	3,171,975	17.5%	3,783,386	20.5%
AA	2,214,494	10.9%	2,030,730	10.9%	2,064,313	11.4%	2,222,236	12.3%	2,459,413	13.4%
A	3,993,471	19.7%	3,382,545	18.1%	3,464,240	19.1%	3,227,560	17.9%	2,943,594	16.0%
BBB	3,324,095	16.4%	3,001,304	16.1%	3,114,961	17.2%	3,181,195	17.6%	2,936,398	15.9%
BB	560,213	2.8%	532,162	2.9%	551,876	3.0%	564,762	3.1%	501,588	2.7%
B	377,462	1.9%	357,543	1.9%	367,275	2.0%	364,181	2.0%	371,747	2.0%
Lower than B	12,029	0.1%	12,417	0.1%	4,742	—%	7,057	—%	43,756	0.2%
Not rated	309,329	1.5%	242,730	1.3%	298,039	1.6%	354,972	2.0%	311,734	1.7%
Total fixed maturities, at fair value	$20,236,909	100.0%	$18,651,030	100.0%	$18,110,480	100.0%	$18,075,040	100.0%	$18,414,807	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$533,889	2.6%	$602,340	3.2%	$434,779	2.4%	$323,999	1.8%	$318,572	1.7%
Due after one year through five years	11,291,842	55.8%	10,285,415	55.1%	9,661,066	53.3%	9,756,481	54.0%	8,536,801	46.4%
Due after five years through ten years	4,155,691	20.5%	4,031,643	21.6%	4,261,397	23.5%	4,296,537	23.8%	4,807,858	26.1%
Due after 10 years	484,352	2.4%	312,381	1.7%	422,104	2.3%	535,301	3.0%	600,157	3.3%
	16,465,774	81.4%	15,231,779	81.7%	14,779,346	81.6%	14,912,318	82.5%	14,263,388	77.5%
Residential mortgage-backed securities	795,391	3.9%	763,371	4.1%	698,168	3.9%	416,138	2.3%	408,477	2.2%
Commercial mortgage-backed securities	1,047,275	5.2%	1,064,238	5.7%	1,023,088	5.6%	1,066,365	5.9%	1,046,484	5.7%
Asset-backed securities	1,928,469	9.5%	1,591,642	8.5%	1,609,878	8.9%	1,680,219	9.3%	2,696,458	14.6%
Total fixed maturities, at fair value	$20,236,909	100.0%	$18,651,030	100.0%	$18,110,480	100.0%	$18,075,040	100.0%	$18,414,807	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2022		2022		2022		2022		2021
Sector:
Industrials	$3,463,079	40.4%	$2,926,134	38.4%	$2,928,443	37.5%	$2,990,553	39.1%	$3,082,440	44.4%
Financials	4,246,061	49.6%	4,094,264	53.7%	4,191,142	53.7%	4,054,531	53.0%	3,397,199	48.9%
Utilities	545,843	6.4%	483,490	6.3%	559,150	7.2%	460,793	6.0%	363,468	5.2%
Covered bonds	4,224	0.0%	3,848	0.1%	1,720	0.0%	1,870	0.0%	4,511	0.1%
All other (1)	303,676	3.5%	112,710	1.5%	130,807	1.7%	145,934	1.9%	94,261	1.4%
Total	$8,562,883	100.0%	$7,620,446	100.0%	$7,811,262	100.0%	$7,653,681	100.0%	$6,941,879	100.0%

Credit quality distribution (2):
AAA	$177,808	2.1%	$162,906	2.1%	$160,327	2.1%	$144,047	1.9%	$122,008	1.8%
AA	767,130	9.0%	823,931	10.8%	784,206	10.0%	835,869	10.9%	1,006,360	14.5%
A	3,266,251	38.1%	2,741,063	36.0%	2,796,539	35.8%	2,549,426	33.3%	2,280,498	32.9%
BBB	3,095,503	36.2%	2,834,413	37.2%	2,931,983	37.5%	2,968,760	38.8%	2,453,904	35.3%
BB	541,221	6.3%	516,986	6.8%	522,904	6.7%	550,960	7.2%	463,072	6.7%
B	371,457	4.3%	351,360	4.6%	353,134	4.5%	360,902	4.7%	355,993	5.1%
Lower than B	11,585	0.1%	11,390	0.1%	4,260	0.1%	6,210	0.1%	30,878	0.4%
Not rated	331,928	3.9%	178,397	2.3%	257,909	3.3%	237,507	3.1%	229,166	3.3%
Total	$8,562,883	100.0%	$7,620,446	100.0%	$7,811,262	100.0%	$7,653,681	100.0%	$6,941,879	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2022:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Bank of America Corporation	$430,071	5.0%	1.5%	A-/A2
JPMorgan Chase & Co.	296,901	3.5%	1.1%	A-/A1
Morgan Stanley	290,477	3.4%	1.0%	A-/A1
Citigroup Inc.	270,074	3.2%	1.0%	BBB+/A3
The Goldman Sachs Group, Inc.	249,547	2.9%	0.9%	BBB+/A2
Wells Fargo & Company	242,538	2.8%	0.9%	BBB+/A1
Blue Owl Capital Inc.	164,098	1.9%	0.6%	BBB-/Baa3
Blackstone Inc.	150,691	1.8%	0.5%	BBB-/Baa3
UBS Group AG	130,244	1.5%	0.5%	A/Aa3
Spring Funding II Llc	121,221	1.4%	0.4%	NA/NA
Total	$2,345,862	27.4%	8.4%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At December 31, 2022
Residential mortgage-backed securities	$645,008	$106,077	$27,881	$—	$—	$16,425	$795,391
Commercial mortgage-backed securities	17,680	681,578	151,774	32,488	81,556	82,199	1,047,275
Asset-backed securities	—	1,135,331	184,078	349,768	118,507	140,785	1,928,469
Total	$662,688	$1,922,986	$363,733	$382,256	$200,063	$239,409	$3,771,135

At December 31, 2021
Residential mortgage-backed securities	$268,229	$86,344	$40,502	$2,444	$6	$10,952	$408,477
Commercial mortgage-backed securities	22,198	710,692	141,065	6,990	67,555	97,984	1,046,484
Asset-backed securities	—	1,548,239	230,922	397,242	367,504	152,551	2,696,458
Total	$290,427	$2,345,275	$412,489	$406,676	$435,065	$261,487	$4,151,419

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. The loss on redemption of preferred shares related to the redemption of the Company's Series E preferred shares in September 2021 had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, through June 30, 2021, the Company’s presentation included the use of information prepared on a ‘core’ basis, which excluded amounts related to the ‘other’ segment (i.e., results of Somers). Information provided on a ‘core’ basis represent non-GAAP financial measures as defined in Regulation G. Pursuant to GAAP, Somers was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Somers through June 30, 2021. As such, the Company consolidated the results of Somers in its consolidated financial statements. The Company’s presentation of information on a ‘core’ basis enabled investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzed performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results. In the 2020 fourth quarter, Arch, Somers, and Greysbridge Ltd., a wholly-owned subsidiary of Arch, entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”). Arch assigned its rights under the Merger Agreement to Greysbridge Holdings Ltd. (“Greysbridge”). The merger and the related Greysbridge equity financing closed on July 1, 2021. Effective July 1, 2021, Somers is wholly owned by Greysbridge, and Greysbridge is owned 40% by Arch and 30% by certain funds managed by Kelso & Company and 30% by certain funds managed by Warburg Pincus LLC. Based on the governing documents of Greysbridge, we concluded that, while we retain significant influence over Greysbridge, Greysbridge does not constitute a variable interest entity. Accordingly, effective July 1, 2021, we no longer consolidate the results of Somers in our consolidated financial statements and footnotes.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis (for periods prior to July 1, 2021). Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis (for periods prior to July 1, 2021), in accordance with Regulation G, is shown on pages 10 to 13.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s ownership of Somers’ outstanding common equity through June 30, 2021:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Net income available to Arch common shareholders	$849,504	$6,917	$394,160	$185,616	$613,081	$1,436,197	$2,093,405
Net realized (gains) losses	(79,932)	183,674	266,579	292,414	(59,517)	662,735	(307,466)
Equity in net (income) loss of investment funds accounted for using the equity method	(40,351)	18,861	(58,061)	(36,305)	(67,132)	(115,856)	(366,402)
Net foreign exchange (gains) losses	81,201	(90,537)	(87,797)	(3,855)	(3,221)	(100,988)	(42,743)
Transaction costs and other	358	76	261	397	310	1,092	1,199
Loss on redemption of preferred shares	—	—	—	—	—	—	15,101
Income tax expense (benefit) (1)	(4,858)	(13,019)	(8,646)	(16,268)	9,736	(42,791)	41,836
After-tax operating income available to Arch common shareholders	$805,922	$105,972	$506,496	$421,999	$493,257	$1,840,389	$1,434,930

Diluted per common share results:
Net income available to Arch common shareholders	$2.26	$0.02	$1.04	$0.48	$1.58	$3.80	$5.23
Net realized (gains) losses	(0.22)	0.48	0.70	0.76	(0.16)	1.76	(0.77)
Equity in net (income) loss of investment funds accounted for using the equity method	(0.11)	0.05	(0.15)	(0.09)	(0.17)	(0.31)	(0.92)
Net foreign exchange (gains) losses	0.22	(0.24)	(0.23)	(0.01)	(0.01)	(0.27)	(0.11)
Transaction costs and other	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Loss on redemption of preferred shares	—	—	—	—	—	—	0.04
Income tax expense (benefit) (1)	(0.01)	(0.03)	(0.02)	(0.04)	0.03	(0.11)	0.11
After-tax operating income available to Arch common shareholders	$2.14	$0.28	$1.34	$1.10	$1.27	$4.87	$3.58

Weighted average common shares and common share equivalents outstanding - diluted	375,878,279	373,727,277	377,952,988	384,194,363	388,869,378	377,609,767	400,345,936

Beginning common shareholders’ equity	$10,965,110	$11,587,566	$12,089,589	$12,715,896	$12,557,526	$12,715,896	$12,325,886
Ending common shareholders’ equity	12,080,073	10,965,110	11,587,566	12,089,589	12,715,896	12,080,073	12,715,896
Average common shareholders’ equity	$11,522,592	$11,276,338	$11,838,578	$12,402,743	$12,636,711	$12,397,985	$12,520,891

Annualized net income return on average common equity	29.5%	0.2%	13.3%	6.0%	19.4%	11.6%	16.7%
Annualized operating return on average common equity	28.0%	3.8%	17.1%	13.6%	15.6%	14.8%	11.5%

(1)Income tax expense on net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Arch Operating Income Components (1):
Income (loss) before income taxes and income (loss) from operating affiliates	$887,481	$(5,149)	$421,628	$184,533	$617,440	$1,488,493	$2,013,916
Net realized (gains) losses	(79,932)	183,673	266,579	292,414	(59,517)	662,734	(299,207)
Equity in net (income) loss of investment funds accounted for using the equity method	(40,351)	18,861	(58,061)	(36,305)	(67,132)	(115,856)	(366,402)
Net foreign exchange (gains) losses	81,224	(90,509)	(87,775)	(3,845)	(3,163)	(100,905)	(42,854)
Transaction costs and other	(2,778)	(1,108)	658	(170)	(171)	(3,398)	(1,236)
Income (loss) from operating affiliates	36,226	8,507	4,640	24,518	40,641	73,891	264,693
Pre-tax operating income	881,870	114,275	547,669	461,145	528,098	2,004,959	1,568,910
Arch share of ‘other’ segment operating income (loss) (2)	—	—	—	—	—	—	931
Pre-tax operating income available to Arch (b)	881,870	114,275	547,669	461,145	528,098	2,004,959	1,569,841
Income tax (expense) benefit (a)	(65,764)	1,881	(30,989)	(28,962)	(24,657)	(123,834)	(86,568)
After-tax operating income available to Arch	816,106	116,156	516,680	432,183	503,441	1,881,125	1,483,273
Preferred dividends	(10,184)	(10,184)	(10,184)	(10,184)	(10,184)	(40,736)	(48,343)
After-tax operating income available to Arch common shareholders	$805,922	$105,972	$506,496	$421,999	$493,257	$1,840,389	$1,434,930

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	7.5%	(1.6)%	5.7%	6.3%	4.7%	6.2%	5.5%

(1)    Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Balances in ‘other’ segment:
Underwriting income (loss)	$—	$—	$—	$—	$—	$—	$(21,945)
Net investment income	—	—	—	—	—	—	42,310
Interest expense	—	—	—	—	—	—	(8,410)
Amortization of intangible assets	—	—	—	—	—	—	(898)
Preferred dividends	—	—	—	—	—	—	(1,953)
Pre-tax operating income (loss) available to common shareholders	—	—	—	—	—	—	9,104
Arch ownership (3)	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Arch share of ‘Other’ segment operating income (loss) (4)	$—	$—	$—	$—	$—	$—	$931

(3) Effective July 1, 2021, Somers is wholly owned by Greysbridge and Greysbridge is owned 40% by the Company, accordingly, the Company no longer consolidates the results of Somers in its consolidated financial statements. See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(4) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

32

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Debt:
Arch senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	450,000	450,000	450,000	450,000	450,000
Arch senior notes, due June 30, 2050 ($1,000,000 principal, 3.635%)	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Deferred debt costs on senior notes	(24,590)	(24,847)	(25,104)	(25,358)	(25,606)
Revolving credit agreement borrowings, due December 17, 2024 (variable)	—	—	—	—	—
Total debt	$2,725,410	$2,725,153	$2,724,896	$2,724,642	$2,724,394

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	330,000	330,000
Series G non-cumulative preferred shares (4.55%)	500,000	500,000	500,000	500,000	500,000
Common shareholders’ equity (a)	12,080,073	10,965,110	11,587,566	12,089,589	12,715,896
Total shareholders’ equity available to Arch	$12,910,073	$11,795,110	$12,417,566	$12,919,589	$13,545,896

Total capital available to Arch	$15,635,483	$14,520,263	$15,142,462	$15,644,231	$16,270,290

Common shares outstanding, net of treasury shares (b)	370,345,997	369,321,990	369,346,815	375,730,891	378,923,894

Book value per common share (4) (a)/(b)	$32.62	$29.69	$31.37	$32.18	$33.56

Leverage ratios:
Senior notes/total capital available to Arch	17.4%	18.8%	18.0%	17.4%	16.7%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	17.4%	18.8%	18.0%	17.4%	16.7%
Preferred/total capital available to Arch	5.3%	5.7%	5.5%	5.3%	5.1%
Debt and preferred/total capital available to Arch	22.7%	24.5%	23.5%	22.7%	21.8%
(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(3)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(4)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$10,147	$320,688	$254,988	$362,097	$5,871,883
Shares repurchased	—	236,194	7,090,447	5,564,764	8,668,100	433,570,317
Average price per share repurchased	$—	$42.96	$45.23	$45.82	$41.77	$13.54

Remaining share repurchase authorization (1)						$1,000,000
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2024.

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